UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

NetLogic Microsystems, Inc.

(Exact name of registrant as specified in its charter)

000-50838

(Commission File Number)

Delaware	77-0455244
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Charleston Road, Mountain View, CA 94043

(Address of principal executive offices, with zip code)

(650) 961-6676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2009, NetLogic Microsystems, Inc. (“NetLogic”) entered into a Purchase Agreement with Wells Capital Management (“Wells Capital”) providing for the sale and issuance by NetLogic of a total of 700,400 shares of common stock, par value $0.01 per share (the “Shares”), to the purchasers set forth in a schedule to the Purchase Agreement. Pursuant to the Purchase Agreement, Wells Capital has agreed on behalf of the purchasers (as to whom it has represented that it is acting as investment advisor) to purchase, and NetLogic has agreed to sell and issue, the Shares at a purchase price per share of $42.45 according to the allocation specified in the Purchase Agreement. The sale of Shares to the purchasers is expected to close on December 23, 2009. A copy of the Purchase Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

NetLogic expects to receive aggregate net proceeds of approximately $29.6 million from the sale of Shares, after deducting estimated offering expenses (of less than $100,000). NetLogic intends to use the net proceeds to repay its outstanding debt under an existing term note and for general corporate purposes.

NetLogic is offering and selling the Shares pursuant to a prospectus supplement, dated as of December 18, 2009, and an accompanying prospectus, dated as of October 29, 2009 (collectively, the “Prospectus”). The Prospectus forms part of a shelf registration statement on Form S-3 (333-159750) declared effective by the Securities and Exchange Commission (the “SEC”) on October 28, 2009. NetLogic filed the Prospectus with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on December 22, 2009.

On December 18, 2009, NetLogic issued a press release announcing the offering, the text of which is filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. A copy of the legal opinion of Bingham McCutchen LLP relating to the legality of the sale and issuance of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

NetLogic did not use a placement agent or underwriter in connection with the offering.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibits	Description
5.1	Opinion of Bingham McCutchen LLP.

10.1	Purchase Agreement dated December 18, 2009 between NetLogic and Wells Capital Management.

23.1	Consent of Bingham McCutchen LLP (included as part of Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-159750).

99.2	Press release dated December 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLOGIC MICROSYSTEMS, INC.

Date: December 22, 2009	By:	/s/ MICHAEL TATE
Michael Tate Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
5.1	Opinion of Bingham McCutchen LLP.

10.1	Purchase Agreement dated December 18, 2009 between NetLogic and Wells Capital Management.

23.1	Consent of Bingham McCutchen LLP (included as part of Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-159750).

99.2	Press release dated December 18, 2009.